Filed pursuant to Rule 497

File No. 333-282878

Rule 482ad

Pearl Diver Credit Company Inc. Announces Closing of Offering of Series A Preferred Stock

New York / London – December 19, 2024 - Pearl Diver Credit Company Inc. (NYSE: PDCC) (the “Company”) today announced the closing of its previously announced public offering of 1,200,000 shares of its 8.00% Series A Preferred Stock Due 2029 (the “Preferred Shares”) at a public offering price of $25.00 per share.

The Company intends to use the proceeds from the offering to acquire investments in accordance with the investment objectives and strategies described in the prospectus relating to this offering and for general working capital purposes. The Preferred Shares will begin trading on the New York Stock Exchange under the symbol “PDPA” on December 20, 2024.

Lucid Capital Markets, LLC (“Lucid”), B. Riley Securities, Inc. and Kingswood Capital Partners, LLC acted as joint book-running managers and InspereX LLC and Janney Montgomery Scott LLC acted as lead managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The prospectus, dated December 13, 2024, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing.  The prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A registration statement relating to these securities is on file with and has been declared effective by the SEC. Copies of the prospectus may be obtained by writing to Lucid Capital Markets, LLC, 570 Lexington Avenue, New York, New York 10022, by calling Lucid toll-free at 646-362-0256 or by sending an e-mail to Lucid at prospectus@lucid.com. Copies may also be obtained on the SEC’s website at www.sec.gov.

About Pearl Diver Credit Company Inc.

Pearl Diver Credit Company Inc. (NYSE: PDCC) is an externally managed, non-diversified, closed-end management investment company. Its primary investment objective is to maximize its portfolio’s total return, with a secondary objective of generating high current income. The Company seeks to achieve these objectives by investing primarily in equity and junior debt tranches of CLOs collateralized by portfolios of sub-investment grade, senior secured floating-rate debt issued by a large number of distinct US companies across several industry sectors. The Company is externally managed by Pearl Diver Capital LLP. For more information, visit www.pearldivercreditcompany.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investor Contact:

Info@Pearldivercap.com

UK: +44 (0)20 3967 8032

US: +1 617 872 0945